EXHIBIT 99.1

SUBSEQUENT TRANSFER INSTRUMENT

Pursuant to this Subsequent Transfer Instrument, dated June 28, 2005 (the “Instrument”), among IndyMac ABS, Inc. (the “Depositor”), IndyMac Bank, F.S.B. (the “Seller”) and Deutsche Bank National Trust Company (the “Trustee”), and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”), among the Depositor as depositor, the Seller as master servicer (in such capacity, the “Master Servicer”) and the Trustee as trustee of the IndyMac Residential Mortgage-Backed Trust, Series 2005-L1, the Seller and Depositor agree to the sale by the Seller and the purchase by the Depositor, and the Depositor and Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust, of the Mortgage Loans listed on the attached Schedule of Subsequent Mortgage Loans (the “Subsequent Mortgage Loans”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Section 1.	Conveyance of Subsequent Mortgage Loans.

(a)        The Seller does hereby sell, transfer, assign, set over and convey to the Depositor, without recourse, and the Depositor does hereby sell, transfer, assign, set over and convey to the Trustee on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Seller and the Depositor, contemporaneously with the delivery of this Instrument, have delivered or caused to be delivered to the Depositor and the Trustee, respectively, each applicable item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Depositor by the Seller of the Subsequent Mortgage Loans identified on the attached Schedule of Subsequent Mortgage Loans shall be absolute and is intended by the Seller to constitute and to be treated as a sale by the Seller to the Depositor. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the attached Schedule of Subsequent Mortgage Loans shall be absolute and is intended by the Depositor, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust.

(b) Reserved.
(c)	Additional terms of the sale are set forth on Attachment A hereto.
Section 2.	Representations and Warranties; Conditions Precedent.

(a)        Each of the Seller and the Depositor hereby confirms that each of the applicable conditions precedent and applicable representations and warranties set forth in Section 2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

(b)        All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

Section 3.	Recordation of Instrument.

To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders’ expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 4.	Governing Law.

This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

Section 5.	Counterparts.

This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

Section 6.	Successors and Assigns.

This Instrument shall inure to the benefit of and be binding upon the Seller, the Depositor, the Trustee and their respective successors and assigns.

INDYMAC ABS, INC., as Depositor

By:___________________________

Name:

Title:

INDYMAC BANK, F.S.B., as Seller

By:____________________________

Name:

Title:

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:____________________________

Name:

Title:

By:____________________________

Name:

Title:

ATTACHMENTS

A.	Additional terms of sale.
B.	Schedule of Subsequent Mortgage Loans.

ATTACHMENT A

ADDITIONAL TERMS OF SALE

1.	General
(i) Subsequent Cut-off Date: June 1, 2005
(ii) Subsequent Transfer Date: June 28, 2005

(iii)        Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date: $20,177,178

(iv)	Purchase Price: 100.00%

2.          The following representations and warranties with respect to such Subsequent Mortgage Loan determined as of the related Subsequent Cut-off Date are true and correct: (i) such Subsequent Mortgage Loan may not be 30 or more days delinquent as of the applicable Subsequent Cut off Date; provided, however, that such Subsequent Mortgage Loans may have a first payment date occurring on or after the applicable Subsequent Cut off Date and, therefore, such Subsequent Mortgage Loan could not have been delinquent as of such Subsequent Cut off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan will not be less than 3 months and will not exceed 60 months from its first payment date; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan will not have a Loan to Value Ratio greater than 90%; (v) such Subsequent Mortgage Loans will have, as of the related Subsequent Cut off Date, a weighted average age since origination not in excess of two months; (vi) such Subsequent Mortgage Loan will not have a Mortgage Rate less than 3.00% or greater than 10.75%; (vii) such mortgage loan will have been serviced by the Master Servicer since origination or purchase by the Seller in accordance with its standard servicing practices; (viii) such Subsequent Mortgage Loan will have a first payment date occurring on or before August 1, 2005; (ix) such Subsequent Mortgage Loan will have a principal balance no greater than $1,425,000; (x) the final maturity of such Subsequent Mortgage Loan shall be on or before June 1, 2010 and (x) such Subsequent Mortgage Loan will have been underwritten in accordance with the criteria set forth under “ Underwriting Standards of the Seller” in the Prospectus Supplement.

3.          Following the purchase of any Subsequent Mortgage Loan by the Trust Fund, the Mortgage Loans (including the related Subsequent Mortgage Loans) will as of the related Subsequent Cut off Date: (i) have an original term to stated maturity of not more than 60 months from the first payment date thereon; (ii) have a Mortgage Rate of not less than 3.00% and not more than 10.75%; (iii) have a weighted average Loan to Value Ratio of approximately 76.70%; (iv) have no Mortgage Loan with a principal balance in excess of $1,425,000; (v) will consist of mortgage loans with prepayment charges representing no less than approximately 38.70% of the mortgage loans, (vi) with respect to the adjustable rate Mortgage Loans, have a weighted average gross margin of approximately 4.83%; and (vii) have a weighted average FICO Score of approximately 729; in each case measured by aggregate principal balance of the Mortgage Loans as of the Cut off Date or Subsequent Cut off Date applicable to each Mortgage Loan. For purposes of the calculations described in this paragraph, percentages of the Mortgage Loans will be based on the principal balance of the Closing Date Mortgage Loans as of the Cut off Date and the principal balance of the Subsequent Mortgage Loans as of the related Subsequent Cut off Date.

ATTACHMENT B

SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

AVAILABLE UPON REQUEST

ATTACHMENT B

SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

[Filed by Paper]